Exhibit (C)(8)(F)

Exhibit (C)(8)(F)

DRAFT—PRELIMINARY VERSION

October 23, 2015

Strictly Private and Confidential

Preview of the Assessment of the Reorganization of Enersis

S. Prepared A. for the Enersis S.A. Board of Directors

DRAFT—PRELIMINARY VERSION

Important information

This document has been prepared by IM Trust Asesorías Financieras, S.A. [IM Trust Financial Consultants, S. A.] (hereinafter “IM Trust”) at the request of the Board of Directors of Enersis S.A. (“Enersis” or the “Company”) for the exclusive and private use of the Company and its Board of Directors.

The recommendations and conclusions of this document constitute the best opinion of IM Trust regarding the Reorganization of Enersis at the time of issuance of this document, considering the methodologies used for this purpose and the information that was available. This document’s conclusions may vary if additional or other background information were available. IM Trust shall be under no obligation to report such variations or when the opinions or information contained in the document are modified.

For the preparation of this document, IM Trust has based itself solely and exclusively on information provided by Enersis and public information, which IM Trust has assumed, without independent verification, to have complete and total integrity and accuracy. In this way, IM Trust assumes no responsibility with regard to the information reviewed nor the conclusions that may arise out of any error, inaccuracy and/or falsehood of such information.

Likewise, the conclusions of the document may be based on assumptions that may be subject to significant uncertainties and economic and market contingencies, such as flows, projections, estimates, and interpretations, the occurrence of which can be difficult to predict and many of which could even be beyond the reach of Enersis, so there is no certainty at all about the degree of fulfillment of such assumptions. Under no circumstances may the use or incorporation of such flows, projections or estimates be considered as a representation, warranty, or prediction by IM Trust regarding their occurrence, nor of the assumptions that underlie them.

DRAFT—PRELIMINARY VERSION

Contents

1. Introduction 4

2. Business Model Considerations 7

3. Stock Impacts of the Reorganization at Enersis 11 i. Enersis’ Stock Market Situation and Preliminary Valuations 11 ii. Business Models Differentiation and Corporate Structure Simplification 17 iii. Liquidity Considerations 23

4. Cash Flow Impacts of the Reorganization at Enersis 27 i. Impacts on EBITDA 27 ii. Tax impact 30 iii. Transaction costs (one-off) 33 iv. Summary 35

5. Conclusions 37

6. Attachments 39

DRAFT—PRELIMINARY VERSION

INTRODUCTION 1

DRAFT—PRELIMINARY VERSION

Preliminary Conclusions and Reflections

(September 8, 2015 Report)

Background Information on the Reorganization

Enersis has historically had a discount in its valuation with regard to the value that would be obtained from the sum of its parts

Enersis’ management and shareholder structure has been growing more complex over time, going so far as to produce inefficiencies/redundancies in decision-making and failing in the initial objective of maintaining the common businesses integrated/united.

The Company operates in five geographical markets (countries) that it has under a specific vehicle regulation, risk, growth features and different non-organic investment opportunities

Enersis’ controller and industrial shareholder shows a preference for managing its investments in an integrated way (Gx and Dx) and for markets that have similar size, regulatory dynamics and growth plans

Preliminary Reflections

• The management model preferred by the industrial shareholder and which is used by other integrated companies in the energy sector

Stby throughout the world

Business According to • The division of Chile appears to be more understandable, but the rationale of keeping the rest of the countries grouped together is less

Geography self-evident

Differentiation of • Separation into two companies with different growth, investment, and dividend offers could result in attracting new investors, reducing the

Business Models gaps in valuation compared to its comparable entities

Simplification of the • A greater visibility of flows and better organization of the structure could reduce to some extent the discount of the holding company Shareholder Structure • This is difficult to prove or quantify but the proposed simplification would go in the right direction

The lower liquidity that the three new companies would have, with regard to the two that are currently trading, may have a minimally

Liquidity significant impact on their value, because their size and flotation level should be in the upper range for companies listed in Chile

Cash Flow Factors • The impacts on cash flow (in EBITDA, cost of debt, tax issues, and transaction costs) will be relevant in the assessment

Preliminary Conclusions

From the conceptual and strategic point of view, we see that the Reorganization has more positive than negative elements, although the impact on value that the market will give them is difficult to quantify

The effect that the Reorganization will have on cash flows is not clear yet and this is an element that would directly affect the value of the Company

DRAFT—PRELIMINARY VERSION

Assessment Framework

Strategic Sense of • Analysis of integrated electric power companies throughout the world the Reorganization • The referred-to industrial shareholder’s management preferences Aspects addressed Stock Market and Market Factors herein (with the Simplification of the exception of the cost Business Differentiation Models of Shareholder Liquidity of the debt) Impact of the Structure Reorganization on Enersis’ Value Cash Flow Factors Impacts on Cost of Transaction Tax Impact EBITDA Corporate Debt Costs 1. Valuations: i. ENI Américas Discounted cash flow Opinion on the ii. EOC Américas Subject to Terms of the assessment of Reorganization iii. Chilectra Américas Market quotes and comparable projections by FCD 2. Reasons for the Exchange of the entitie Merger

DRAFT—PRELIMINARY VERSION

BUSINESS MODEL CONSIDERATIONS 2

DRAFT—PRELIMINARY VERSION

View of the Enel Business Model

IMTrust | CREDICORP capital

Enel shows a preference for a business model that is segmented by geographical market

Structure of ENEL by major listed companies listed throughout the world


Enel (BIT)
Endesa (CATS)
Enersis (SSE)
Enel Russia (MICEX)
Enel Green Power (BIT)
Endesa Chile (SSE)
Companies listed by a geographical criterion
Company listed by business type

Diversified operations throughout the world


North America
Capacity: 2.1 GW
Europe
Capacity: 66.5 GW
Customers: 45.8 mm
Russia
Capacity: 9.1 GW
Mexico and
Central America
Capacity: 0.8 GW
Latin America
Capacity: 17.4 GW
Customers: 14.4 mm
Africa
Capacity: 0.1 GW

Recent Reorganization of Endesa Spain


Enel
100.0%
Enel Iberoamérica
92.1%
Endesa España
20.3%
100.0%
Enel Latinoamérica
40.3%
Enersis
Enel
100.0%
Enel Iberoamérica
60.6%
70.1%
Enersis
Endesa España
Listed companies
Private companies

LatAm, the Main Destination for Investment


EBITDA 2014
2015-19 CapEx Plan
Spain and Portugal
20%
Italy
40%
US$20.929 billion
LatAm
20%
Eastern Europe and others
8%
Renewable energies
12%
Eastern Europe and others
15%
Italy
28%
LatAm
40%
US$38.224 billion
Spain and Portugal
17%

Source: Enel
Considers exchange rate USDEUR to be 0.75 for 2014 EBITDA and 0.8895 for the capex plan

Strictly Private and Confidential 8

DRAFT—PRELIMINARY VERSION

Organizational Structure of Main Integrated Electric Power Companies (Europe)

IMTrust | CREDICORP capital

Among the European companies there are different preferences with regard to organizational structures, where Iberdrola, Engie, EDF and EDP primarily show geographical segmentation, and others such as E.ON are moving to a by-business model

Company	Country	Market Capitalization (million USD)	Businesses Gx	Businesses Dx	Businesses Tx	Countries served	Organizational structure: Primary units	Organizational structure: Criterion
IBERDROLA	Spain	44,998	✓	✓	✓	• Europe • United States • Latin America	• Iberdrola España • *Scottish Power* • Iberdrola USA / Iberdrola México /Iberdrola Brasil	**Geography**
engie	France	41,959	✓	✓	✓	• Europe • Latin America • Asia / Africa	• Internacional (Brasil, Perú, Chile, otros) • Europa • Gas / Infrastructure / Services	**Mixed / Geography**
EDF	France	36,764	✓	✓	✓	• France • United Kingdom • Italy / Others	• France • United Kingdom • Italy / Others	**Geography**
sse	United Kingdom	24,113	✓	✓		• United Kingdom	• Sales • Network (Generation and Distribution • Retail	**Business**
gasNatural fenosa	Spain	22,188	✓	✓	✓	• Europe • Latin America	• International Generation / Regulated Business • Retail / Wholesale energy business • Latin America	**Mixed**
e.on	Germany	20,952	✓	✓		• Europe • United States	• In a process of a spin-off • **Future E.ON:** Renewables, Distribution • **Uniper:** Generation, Trading, Exploration	**Business**
centrica	United Kingdom	18,291	✓	✓		• United Kingdom • United States / Others • Ireland	• British Gas - UK / Bord Gais - Ireland • Direct Energia - Estados Unidos • Generation, Transmssion, Trading and Storage	**Mixed**
edp	Portugal	13,816	✓	✓		• Portugal • Spain • Brazil	• Iberia • EDP Brasil • EDP Renovables	**Geography**

Source: Capital IQ, IM Trust and reports from the various companies

Strictly Private and Confidential 9

DRAFT—PRELIMINARY VERSION

Organizational Structure of Main Integrated Electric Power Companies (except Europe)

Companies with a presence in regions other than their country of origin show an organizational structure with mixed segmentation involving business and geography (Duke Energy, Sempra Energy) or mainly geographic segmentation (AES) Company Country Market Businesses Countries Organizational structure Capitalization (million USD) Gx Dx Tx served Primary units Criterion • • Utilities regulated in United States Gx, Dx) 50,654 United States • International business Mixed • Latin America • Commercial portfolio in the US • Vertically integrated utilities 28,717 • United States • Transmission and generation utilities Business • Generation and marketing • AEP Renewable Energies • United States • Generation 26,245 • Canada • Energy Sales Business • Distribution • United States • Distribution in the US 25,191 • Mexico • Generation in the US Mixed • Peru and Chile • International distribution and gas • Malasia • Generation 17,313 • Asian Pacific • Distribution Business • Others • Transmission United States • United States Several countries in • Mexico, Central America and 7,361 the Americas, Europe, • Carribean, Andes, Brazil, Europe Geography Asia and Africa • Asia • Australia • Energy markets • New Zealand • Exploration & Production 5,761 • Asian Pacific • LNG Business • Others • Others Source: Capital IQ, IM Trust and reports from the various companies

DRAFT—PRELIMINARY VERSION

STOCK IMPACTS OF THE REORGANIZATION AT

ENERSIS 3 i. Enersis’ Stock Market Situation and Preliminary Valuations

DRAFT—PRELIMINARY VERSION

Enersis Stock Market Situation

IMTrust | CREDICORP capital

Ever since the capital increase, ENI has had a cumulative yield of 15% over the IPSA and 16% above the average of other integrated electric power companies in LatAm. Ever since the announcement of the Reorganization, the return of ENI is in line with the IPSA and the markets where it operates

Evolution of ENI's Share Price[1]



4/21/2015
Reorganization announcement
CLP 217.7
3/26/2013
Capital increase
CLP 182.0
10/21/2015
Closing price
CLP 183.9
1/29/2014
Minimum price, last 3 years (U3A)
CLP 144.0
240
210
180
150
120
oct-12 abr-13 oct-13 abr-14 oct-14 abr-15
110
100
90
80
70
60
abr-15 jul-15
84,5 ENI
84,3 IPSA
79,8 MERVAL
78,3 IGBVL
78,1 COLCAP
67,3 BOVESPA

ENI's Return with Respect to Entities Comparable to it in LatAm and the IPSA



140
120
100
80
60
40
mar-13 sep-13 mar-14 sep-14 mar-15 sep-15
131,3
122,3
113,0
105,9
105,6
101,0
98,4
90,7
88,7
IPSA 86,3
76,1
58,6
49,4

EV / EBITDA and Price/Earnings 2015E



EV / EBITDA
P / U
6.3x 11.9x
9.8x 17.4x
6.0x 11.9x
4.6x 3.8x
6.6x 7.2x
9.2x 21.0x
7.9x 59.1x
6.6x 14.7x
Brazil
Colombia
Arg.

	EV/EBITDA	P/U
Promedio (ex. ENI)	7.3 x	18.6 x
Mediana (ex. ENI)	6.6 x	14.7 x

Discount Between Target and Actual Price[2]



19.2%
25.4%
13.9%
40.8%
20.0%
6.7%
37.9%
Brazil
Colombia

(1) The return of each of the indicators considers variations in exchange rate of the local currency vs. US$ on a percent basis. For Argentina, the blue chip swap rate for the dollar was assumed

(2) Target price assumes the average target price over twelve months of the think tanks with recommendations within the last three months

Source: +Bloomberg, Capital IQ and IM Trust. Data as of October 21, 2015

Strictly Private and Confidential 12

DRAFT—PRELIMINARY VERSION

Electric Power Sector Multiples in LatAm Used as References for the Valuation 9.5x 11.7x 10.9x 10.6x 9.3x 9.6x 9.1x 9.6x 8.2x 8.0x 6.7x 6.5x 6.2x 6.8x 7.1x 6.3x 5.1x 4.1x 3.3x 3.3x 2.5x 1.9x 2015E EBITDA n.d. n.d. / 2016E Multiples EV 19.3x 21.4x 21.2x 19.7x Trading 17.6x 18.1x 16.8x 16.7x 17.6x 19.2x 13.2x 10.2x 13.5x 12.1x 12.3x 10.0x 11.6x Earnings 8.0x 6.6x 9.2x 8.4x 6.6x 5.8x Gx: / n.d. 2016E 2015E Price 11.0x 10.6x 10.9x 9.1x 7.2x 5.6x 6.2x 5.9x 6.0x 5.7x 4.9x 4.4x 2015E EBITDA 2016E / n.d. n.d. Multiples EV(1) 22.0x Trading 17.1x 16.2 x 11.8 x 10.3x Dx: Earnings 7.8x 6.2 x 7.5x 6.6 x 9.1x 8.6 x 7.1 x 2015E / n.d. n.d. 2016E Price(1) Source: Capital IQ, Enersis and IM Trust. Data as of October 21, 2015 (1) For purposes of valuation by multiples and in consideration of other previous transactions involving electric power Dx companies, the following multiples were used for Chilectra: EV/EBITDA 2015E of 10.5x, EV/EBITDA 2016E of 10.0x, Price/Earnings 2015E 16.0x and Price/Earnings 2016E of 15.5x

DRAFT—PRELIMINARY VERSION

Multiple used for the Valuation and Companies Valued According to their Market Capitalization

IMTrust | CREDICORP capital

		EV/EBITDA 2015E	EV/EBITDA 2016E	Precio/Utilidad 2015E	Precio/Utilidad 2016E
Generation business					
Argentina	Average	2.9x	2.6x	9.1x	7.1x
	Median	2.9x	2.6x	9.1x	7.1x
	Multiple used	**2.9x**	**2.6x**	**9.1x**	**7.1x**
Brasil	Average	6.3x	7.0x	11.4x	12.0x
	Mediana	5.1x	6.8x	8.0x	12.1x
	Multiple used	**5.1x**	**6.8x**	**8.0x**	**12.1x**
Chile	Average	9.7x	8.7x	18.7x	17.4x
	Median	10.1x	8.8x	18.4x	17.5x
	Multiple used	**10.1x**	**8.8x**	**18.4x**	**17.5x**
Colombia	Average	9.1x	9.6x	17.6x	19.2x
	Median	9.1x	9.6x	17.6x	19.2x
	Multiple used	**9.1x**	**9.6x**	**17.6x**	**19.2x**
Perú	Average	7.1x	6.3x	11.2x	9.2x
	Median	7.1x	6.3x	11.2x	9.2x
	Multiple used	**7.1x**	**6.3x**	**11.2x**	**9.2x**
Distribution business					
Argentina	Average	6.0x	5.7x	10.3x	7.1x
	Median	6.0x	5.7x	10.3x	7.1x
	Multiple used	**6.0x**	**5.7x**	**10.3x**	**7.1x**
Brasil	Average	7.7x	6.4x	12.4x	8.2x
	Median	7.2x	5.6x	7.8x	6.6x
	Multiple used	**7.2x**	**5.6x**	**7.8x**	**6.6x**
Chile	Average	11.0x	10.6x	17.1x	16.2x
	Median	11.0x	10.6x	17.1x	16.2x
	Multiple used (1)	**10.5x**	**10,0x**	**16.0x**	**15.5x**
Colombia	Average	NA	NA	NA	NA
	Median	NA	NA	NA	NA
	Multiple used (2)	**6.2x**	**5.9x**	**9.1x**	**8.6x**
Perú	Average	6.2x	5.9x	9.1x	8.6x
	Median	6.2x	5.9x	9.1x	8.6x
	Multiple used	**6.2x**	**5.9x**	**9.1x**	**8.6x**

		EV/EBITDA 2015E	EV/EBITDA 2016E	Precio/Utilidad 2015E	Precio/Utilidad 2016E
Transmission business					
Argentina	Average	5.1x	4.4x	22.0x	17.3x
	Median	5.1x	4.4x	22.0x	17.3x
	Multiple used	**5.1x**	**4.4x**	**22.0x**	**17.3x**
Brasil	Average	11.2x	9.3x	12.9x	9.7x
	Median	7.9x	8.2x	13.9x	10.0x
	Multiple used	**7.9x**	**8.2x**	**13.9x**	**10.0x**
MILA	Average	8.1x	8.7x	12.8x	9.3x
	Median	8.1x	8.7x	12.8x	9.3x
	Multiple used	**8.1x**	**8.7x**	**12.8x**	**9.3x**
Gas transportation business					
LatAm	Average	5.1x	4.6x	12.1x	7.9x
	Median	5.2x	4.4x	11.1x	8.1x
	Multiple used	**5.2x**	**4.4x**	**11.1x**	**8.1x**

Companies valued according to their market capitalization[3]

Company	ENI Participation[4]	EOC Participation[4]	Chilectra Participation[4]
Endesa Costanera	45.4%	75.7%	0.0%
Coelce	64.9%	21.9%	6.6%
Ampla Energia	92.0%	17.4%	36.6%
Edegel	58.6%	62.5%	0.0%
Edelnor	75.5%	0.0%	15.6%

Source: Capital IQ, financial statements of the companies and IM Trust. Data as of October 21, 2015

(1) *For purposes of valuation by multiples and in consideration of other previous transactions involving electric power Dx companies, the following multiples were used for Chilectra: EV/EBITDA 2015E of 10.5x, EV/EBITDA 2016E of 10.0x, Price/Earnings 2015E 16.0x and Price/Earnings 2016E of 15.5x*

(2) *Considering that there are no listed companies in Colombia devoted solely to distribution, Peru's multiples were assumed for the valuation of distribution assets in Colombia*

(3) *Empresa Eléctrica Pehuenche not was valued according to its market capitalization, given the low liquidity of said company*

(4) *Considers direct and indirect participation*

Strictly Private and Confidential 14

DRAFT—PRELIMINARY VERSION

Preliminary Valuation According to ENI, EOC and Chilectra Market Criteria

Valuation according to the trading multiples of comparable companies and market capitalization of listed and liquid subsidiaries, made based on Company projections Equity Valuation by Sum of Parts (Millions of US$)(1) Value by Business(2) 49% 5% 16% 16% 13% 2% Tx 2,540 2,109 243 16,086 13,194 3% 7,859 762 2,573 Gx Enersis 58% Dx Holding in Chile + Market 39% Funds Capitalization 68% 4% 7% 10% 11% Tx 1,219 1,352 11,971 10,573 2% 8,106 431 864 Dx Endesa 3% Chile Gx Market 95% Capitalization Gx 73% 5% 14% 4% 4% 3% Tx 160 144 4,026 1% 2,956 208 558 3,216 Chilectra Market Dx Capitalization 96% (1) Valuation made based on Year 2015 and 2016 results projected by ENI’s management (2) Considering the value of the generation (Gx), distribution (Dx) and transmission (Tx) businesses. Not considering the valuation of the holding companies and corporations in markets other than the aforementioned

DRAFT—PRELIMINARY VERSION

Preliminary Pro Forma Valuation According to Market Criteria of New Corporations

IMTrust | CREDICORP capital

Allocation of Cash and Debt in the Reorganization (As Reported by ENI's Administration)

Figures in millions of USD	Cash				Financial Debt (3)	Net financial debt
	Operating (1)	% allocation	Cap. increase (2)	Total		
ENI Individual	**312**	**100%**	**1,217**	**1,529**	**389**	**-1,140**
Chile	131	42%	-	131	-	-131
Américas	181	58%	1,217	1,398	389	-1,009
EOC Individual	**93**	**100%**	**-**	**93**	**1,303**	**1,210**
Chile	61	66%	-	61	1,303	1,242
Américas	32	34%	-	32	-	-32
Chilectra	**30**	**100%**	**-**	**30**	**-**	**-30**
Chile	19	63%	-	19	-	-19
Américas	11	37%	-	11	-	-11

Preliminary Valuation of New Reorganization Vehicles

Preliminary Valuation by Sum of Assets' Parts, not Incorporating Potential Holding Company Discounts (Millions of US$)


7,431
8,116
2,988
10,207
ENI Chile (4)
EOC Chile
Chilectra Chile
ENI Américas Post-merger (4)

Free float	39%	40%	1%	49%

- Valuation by multiples and market capitalization of listed subsidiaries based on projections submitted by the Company
- Valuation does not consider tax impacts, synergies and one-off costs that result from the Reorganization

(1) Source: Enersis. Data as of June 2015. Allocation of cash, defined by ENI's administration, according to the average valuation of assets in Chile and the Americas from different think tanks (Larrain Vial (Nov. '14), CorpResearch (Dec.'14), Credicorp Capital (Apr. '15) and Citibank (Apr. '15))
(2) Considers the cash to August 2015 originated from the capital increase at Enersis in 2013
(3) Source: Enersis. Data as of June 2015.
(4) ENI holding company costs were assigned based on information provided by the Company

Strictly Private and Confidential 16

DRAFT—PRELIMINARY VERSION

STOCK IMPACTS OF THE REORGANIZATION AT

ENERSIS 3 ii. Business Models Differentiation and Corporate Structure Simplification

DRAFT—PRELIMINARY VERSION

IMTrust | CREDICORP capital

ENI, EOC and Chilectra Holding Company Discount

ENI Holding Company Discount (Millions of US$)



16,086
839
1399 x 60%
803
811 x 99%
1,250
13,194
Total implicit discount
18%
Total: USD 2,892 million
Valuation by multiples @ CLP 224 p.a.
Implicit EOC discount
Implicit Chilectra discount
Other discounts
Current market capitalization @ CLP 184 p.a.

EOC Holding Company Discount (Millions of US$)



11,971
1,399
12%
10,573
Valuation by multiples @ CLP 999 p.a.
Implicit discount
Current market capitalization @ CLP 882 p.a.

Chilectra Holding Company Discount (Millions of US$)



4,026
811
20%
3216
Valuation by multiples @ CLP 2.394 p.a.
Implicit discount
Current market capitalization @ CLP 1.912 p.a.

- **Enersis' holding company discount is estimated at 18%**
  - 29% would come from EOC's discount
  - 28% would come from Chilectra's discount
- The holding company discount could be generated by the following factors, among others:
  - i. **Structural subordination** to the cash flows generated by the operating subsidiaries
  - ii. **Conglomerate effect:** diversification of assets not necessarily desired by investors
  - iii. **Direct access to operating subsidiaries** listed at the stock exchange with relevant liquidity
  - iv. **Complexity of the holding** company **structure** and of decision making
  - v. **Difference in relative liquidity** between the holding corporation and its listed subsidiaries

USDCLP exchange rate assumed to be 684.2

Strictly Private and Confidential 18

DRAFT—PRELIMINARY VERSION

ENI, EOC and Chilectra Holding Company Discount in the Context of the Chilean Market

IMTrust | CREDICORP capital

ENI' holding company discount would be in the range for holding company discounts in Chile, which range from IAM (holding company with low diversification and complexity) up to Quiñenco and Antarchile (highly diversified and complex holding companies)

Holdings in Chile with Underlying Assets Listed at the Stock Exchange(1)

Holding Corporation	Underlying asset(s) listed on stock exchange
Antarchile	Copec, Colbún
Almendral	Entel
IAM	Aguas Andinas
Quiñenco	Banco de Chile, CSAV, CCU, SAAM, Techpack
Campos Chilenos(2)	Iansa

Current Holding Company Discounts in Chile and those of ENI, EOC and Chilectra


Mediana ex ENI, EOC y Chilectra
29%
12%
12%
18%
20%
25%
29%
33%
40%
EOC
IAM
ENI
Chilectra
Almendral
Campos Chilenos (2)
Quiñenco
Antarchile

Evolution of Holding Company Discounts in Chile from 2012 to the Present


Campos Chilenos (2)
Antarchile
Almendral
IAM
Quiñenco
60%
50%
40%
30%
20%
10%
0%
2012
2013
2014
2015
40%
33%
29%
25%
12%

	Average	Max.	Min.	Current
Campos Chilenos(2)	36%	46%	9%	29%
Antarchile	40%	45%	33%	40%
Almendral	20%	29%	9%	25%
IAM	13%	37%	3%	12%
Quiñenco	37%	49%	23%	33%
Average	29%	41%	16%	28%
Median	36%	45%	9%	29%

Source: IM Trust, Bloomberg and SVS. Data as of October 21, 2015

(1) The following was not considered in the assessment of the holding companies: Pampa Calichera (parent company of SQM) and Invercap (parent company of CAP), due to recent great variation in market valuations

(2) The current discount considers the discount as of the day of the announcement of the ED & F Man OPA by Empresas Iansa and Inversiones Campos Chilenos (June 22, 2015)

Strictly Private and Confidential 19

DRAFT—PRELIMINARY VERSION

IMTrust | CREDICORP capital

Source of Decrease of Holding Company Discount: Possible Market Revaluations

There could be a space for the decrease of the ENI holding company discount because of a potential revaluation effect of EOC Chile and Chilectra Chile to the degree that they reach multiples of comparable companies that have different rates and growth strategies

ENI Chile

Potential discount similar to IAM (12%)

EOC Chile

- ✓ Operating company
- ✓ Pure play Gx
- ✓ Pure play in Chile
- ✓ Relevant float
- ✓ Chilean Gx companies with relevant liquidity

Chilectra Chile

- ✓ Operating company
- ✓ Pure play Dx
- ✓ Pure play in Chile
- • Reduced float
- • There are no listed Chilean Dx companies; Main entity of reference: Aguas Andinas

ENI Américas

Chilectra Américas | **ENI Américas**

Potential discount similar to IAM (18%)

- • Holding company
- • Integrated Gx and Dx company
- • Exposure to four markets
- ✓ Relevant float
- ✓ Gx and Dx companies with liquidity in LatAm


Others3%
47% Gx
EBITDA(1) 2015E
50% Dx


24%
11%
EBITDA(1) 2015E
35%
30%

- EOC Chile and Chilectra Chile could have a revaluation effect to the extent that the market perceives a level of growth and future return at the levels of their comparable entities

- A revaluation effect would not expected at ENI Americas, as a holding company with exposure to different markets and businesses (Gx and Dx)

- **The potential savings, expressed as a reduction of the ENI holding company discount , would be conditioned to the following:**
  - **EOC Chile and Chilectra Chile's valuation by market multiples coming closer to the valuations of their comparable entities in Chile**
  - **ENI Chile reaching a minimum discount of 12%, to the extent that it becomes a light holding company with a clear and definite dividend policy**
  - **ENI Américas maintaining a minimum discount similar to ENI's current levels (18%)**

Source: Flows submitted by the Company and IM Trust
(1) The proportional EBTDA is considered

Strictly Private and Confidential 20

DRAFT—PRELIMINARY VERSION

Assessment on the Revaluation Space in EOC and Chilectra

EOC and Chilectra would have a revaluation space ranging from US$0 million to a maximum of US$705 million and US$624 million, respectively

Possible Revaluation Space at EOC

Figures in millions of USD	EOC Chile	EOC Américas
Net worth according to preliminary valuation (page 16)	8,116	3,855
Discount for potential holding	**0%**	**18%**
Post-discount net worth for potential holding	8,116	3,162
EOC net worth with discount for potential holding	**11,278**	
EOC current market capitalization	10,573	
Additional potential value	**705**	
Additional potential value (% above current market capitalization	6.7%	


1,399
705
Implicit discount
6%
693
Holding discount
Potential savings
Holding discount with potential savings

Possible Revaluation Space at Chilectra

Figures in millions of USD	Chilectra Chile	Chilectra Américas
Net worth according to preliminary valuation (page 16)	2,988	1,039
Discount for potential holding	**0%**	**18%**
Post-discount net worth for potential holding	2,988	852
Chilectra net worth with discount for potential holding	**3,840**	
Chilectra current market capitalization	3,216	
Additional potential value	**624**	
Additional potential value (% above current market capitalization	19.4%	


811
624
Implicit discount
5%
187
Holding discount
Potential savings
Holding discount with potential savings

- It is assumed that EOC Chile and Chilectra Chile could potentially be valued by the market up to their theoretical values by market multiples
- For EOC Américas and Chilectra Américas, it is assumed that their assets are contributed to ENI Américas, maintaining a holding company discount that could potentially not be smaller than ENI's current discount

USDCLP exchange rate assumed to be 682.4

Strictly Private and Confidential 21

DRAFT—PRELIMINARY VERSION

Space of Decrease of the ENI Holding Company Discount

IMTrust | CREDICORP capital

The space for reduction of the ENI holding company discount could be of up to US$448 million, subject to (i) EOC Chile and Chilectra Chile approaching comparable entities' multiples, (ii) ENI Chile becoming an efficient holding company, and (iii) ENI Américas' discount not exceeding ENI's current one

1 ENI's holding company discount of according to potential savings due to revaluation of EOC and Chilectra (millions of US$)


2,892
373
705 x 60% x (1-12%)
544
624 x 99% x (1-12%)
The potential holding company discount applies, at the IAM level
1,975
917
Discount for current ENI holding
Potential savings for EOC
Potential savings for Chilectra
ENI discount with potential savings from EOC and Chilectra
Potential savings in the ENI holding discount

2 ENI holding company discount according to potential ENI Chile and ENI Américas discounts (millions of US$)


Potential discount at ENI(1)
7,431
888
6,543
10,207
1,556
8,371
7,431 x 12%
888
10,207 x 18% x % de ENI en ENI Américas
1,556
Difference between the current and potential discount
2,444
2,892
448
Valuation ENI Chile
Valuation ENI Américas
Potential discount for ENI Chile
Potential discount for ENI América
Potential discount for ENI holding
Actual discount for ENI holding
Potential savings in the ENI holding discount

- ENI could reduce its holding company discount up to the maximum between both implicit discounts
- In that sense, the maximum potential savings would be the one that would correspond to ENI Chile's and ENI Américas' potential discounts:
  - **Up to US$448 million**

Holding company discounts in Chile


Antarchile 40%
Quiñenco 33%
Campos Chilenos 29%
Almendral 25%
ENI consolidado 15%
IAM 12%

(1) For ENI Chile a potential discount of 12% is assumed (based on IAM's level of discount) and for ENI Américas, a holding discount of 18% is assumed (based on the current ENI discount level)

Strictly Private and Confidential 22

DRAFT—PRELIMINARY VERSION

STOCK MARKET IMPACTS OF THE

REORGANIZATION AT ENERSIS 3 iii. Liquidity Considerations

DRAFT—PRELIMINARY VERSION

Liquidity Perspective of Enersis and Endesa Chile in the Chilean Market

According to ENI Américas’, ENI Chile’s and EOC Chile’s preliminary pro forma estimates, said companies could be among the 15 companies with greatest market float in Chile, showing reasonable ADTV(1) levels for the Chilean market Liquidity of Leading Companies in Chile(2) ENI Chile EOC Chile ENI Américas 30. 0,0 (pro forma) (pro forma) (pro forma (pbs) FALABELLA 25. 5,0 CENCOSUD UDM LAN 20. 0,0 CORPBANCA ECL BCI CHILE 15. 5,0 AGUAS-A BSANTANDER ENDESA ENERSIS promedio AESGENER CCU CMPC 10. 0,0 COLBUN SQM-B COPEC TV/Float 5.0 ,0 QUINENCO SM-CHILE B 0. ,0 0 0 1,000 . 2,000 . 3,000 . 4,000 . 5,000 . 6,000 . Free float (USD mm) Liquidity Based on the Float and ADTV (Millions of US$) of Leading Firms in Chile(3) ADTV (USD mm) ADTV UDM / Float (bps) 26, 26.9 12, 23. 23,1 12. 12,6 12. 12,8 8 22. 22,4 16, 16.8 8.,0 0 13,8 9.9,7 7 12. 12,6 6 19. 19,0 0 12, 10, 10.9 16. 16,7 7 14. 14,4 9. 9,6 6 11, 11.6 10. 10,6 6 16,2 16.2 5.,3 3 6.,0 0 ,8 12.8 13.8 12.8 2.8 8.,4 4 7.,3 3 5.,8 8 5.,5 5 5. 5,1 1 4.,7 7 4.,2 2 4.,2 2 4.1 4,1 3.7 3,7 3.6 3,6 3,3 3. 3,1 1 3.0 ,0 3.3 2.8 ,8 2.,3 3 2.,3 3 1.,7 7 1. ,3 3 1. ,1 1 0. ,8 8 0. ,4 4 0. ,4 4 LAN—B Chile Chile BCI A—CCU ECL B ENDESA Américas CHILE COPEC SQM ENI CMPC COLBUN CHILE ENERSIS—FALABELLA CENCOSUD ENI EOC CORPBANCA AGUAS AESGENER SM QUINENCO ANTARCHILE             BSANTANDER Source: Bloomberg. Data as of October 21, 2015 USDCLP exchange rate: 684.2 (1) Average Daily Trading Volume (2) The size of the circle represents the market capitalization. In order to make the calculations in a conservative way, ENI’s current discount (19%) was assumed for ENI Chile and ENI Américas and for EOC Chile the existing EOC discount (12%) was assumed (3) To calculate the new companies’ (ENI Americas, ENI Chile and EOC Chile) ADTV, the preliminary valuation of the companies was assumed, and it was assumed that the value of the companies’ ADTV/Float would be the same as the values for Enersis’ and Endesa’s, as the case may be Strictly Private and Confidential 24

DRAFT—PRELIMINARY VERSION

ENI’s and EOC Chile’s Liquidity Perspective in Relation to LatAm Electric Power Companies

Considering electric power utilities in LatAm and the levels of float and ADTV(1) that ENI Américas, ENI Chile and Chile EOC could have, based on preliminary pro forma estimates, a negative impact on valuations by multiples is not necessarily observable Liquidity of Enersis and Endesa Chile in Relation to Comparable Companies(2) ENI Chile EOC Chile 18. 8,0x 0 (pro forma) ENI Américas 15. 5,0x 0 (pro forma) (pro forma) EEB 15. 5,0x 0 2,0x AESGENER COLBUN ENDESA 12.0 TRACTEBEL 2015E 12. 2,0x 0 CPFL 2015E ENERSUR 9,0x 9.0 9,0x 9.0 EDP (Brasil) CELSIA ECL ENERSIS 6,0x 6.0 EDEGEL CESP 6,0x CEMIG 6.0 EV/EBITDA COPEL EV/EBITDA AES TIETE 3,0x 3.0 3,0x 3.0 0,0x 0.0 0,0x 0.0 0.,0 0 3. ,0 0 6.,0 0 9. ,0 0 12, 12.0 15, 15.0 0.,0 0 2. 2,0 0 4. ,0 0 6.,0 0 8.,0 0 10. 0,0 ADTV UDM (USD millones) ADTV UDM (USD millones) Liquidity Based on the Float and ADTV (Millions of US$) of Leading Electric Power Companies(3) ADTV (USD mm) ADTV UDM / Float 80, 80.7 36, 36.3 52, 52.9 38. 38,1 39. 39,8 34. 34,0 38,7 38.7 12, 12.8 12.6 12, 12.8 12,8 18. 18,4 12. 12,6 12. 12,8 8 9.,6 6 20, 20.0 10, 10.6 16, 16.2 12. 12,1 1 6.,2 2 3.,6 6 3.,1 1 13, 13.9 8.7 ,7 7.9 ,9 7.5 ,5 7.3 ,3 6.0 6,0 6.0 ,0 5.5 5,5 5.1 ,1 4.1 ,1 3.6 ,6 3.6 3,6 3.1 ,1 2.3 ,3 1.4 1,4 1. 1,3 3 1.,1 1 1. 1,0 0 0. 0,3 3 0. ,3 3 0. 0,1 1 Chile Chile ECL EEB CESP CPFL TIETE CEMIG ENERSIS COPEL(Brasil) ENDESA Américas ENI COLBUN ISAGEN CELSIA EDEGEL TRACTEBEL EDP EOC AES AESGENER ENERSUR             ENI ELETROBRAS Source: Bloomberg. Data as of October 21, 2015 USDCLP exchange rate: 684.2 (1) Average Daily Trading Volume (2) The size of the circle represents the market capitalization. In order to make the calculations in a conservative way, ENI’s current discount (19%) was assumed for ENI Chile and ENI Américas and for EOC Chile the existing EOC discount (12%) was assumed (3) To calculate the new companies’ (ENI Americas, ENI Chile and EOC Chile) ADTV, the preliminary valuation of the companies was assumed, and it was assumed that the value of the companies’ ADTV/Float would be the same as the values for Enersis’ and Endesa’s, as the case may be

DRAFT—PRELIMINARY VERSION

Main Stock Market Indexes that ENI and EOC are on

According to preliminary pro forma estimates by ENI Américas, ENI Chile and EOC Chile, it would not be expected that said companies would no longer be rated in the main indexes where ENI and EOC are currently included

Indexes Description ENI relative % EOC relative % • IPSA • 40 most liquid Chilean shares 9.09% 7.20% • IGPA • Most liquid Chilean shares MTA(1)> 10,000 UF 7.89% 6.25% • INTER-10 • 10 shares with greatest MTPA(2) that have ADRs 20.55% 16.27% • IGPA LARGE • Shares which group together 70% of the market cap of the IGPA 12.75% 10.09% • Utilities • Liquid shares with a 50% or more of their assets in the utilities sector 32.27% 25.55% • Chile-65 Latin America • 65 liquid shares with greatest stock market capitalization in Chile 6.76% 8.10% • 40 shares with greatest stock market capitalization in Latin America 1.71% 1.37% 40 • Most liquid shares with greatest stock market capitalization (large and mid cap) • Emerging Markets 0.16% 0.12% in emerging markets • Most liquid shares with greatest stock market capitalization (large, mid and • Emerging Markets IMI 0.14% 0.10% small cap) in emerging markets • Most liquid “Value” shares with greatest stock market capitalization (large and • Emerging Markets Value (IMI) 0.32% 0.08% mid cap) in emerging markets • Most liquid shares with greatest stock market capitalization (large cap) in • Emerging Markets Large Cap 0.19% 0.14% emerging markets • Emerging Markets Latin • Most liquid shares with greatest stock market capitalization (large and mid cap) 1.17% 0.85% America in Latin America • Most liquid shares with greatest stock market capitalization (large and mid cap) • Chile (IMI) 12.84% 9.35% in Chile • Most liquid shares with greatest stock market capitalization (large and mid cap) • Emerging Markets Utilities 4.81% 3.50% in the utilities sector in emerging markets • FTSE RAFI Emerging (QSR) • 350 shares with greatest RAFI(3) in emerging markets 0.25% 0.15%             (1) Annual traded amount; (2) Weighted annual traded amount; (3) Research Affiliates Fundamental Index (sales, cash flow, dividends, book value) Source: FTSE, MSCI, Santiago Stock Exchange, Electronic Stock Exchange, ETFDB and Bloomberg Note: The ETF ILF from the “Latin America 40” index was used for the weightings Strictly Private and Confidential 26

DRAFT—PRELIMINARY VERSION

CASH FLOW IMPACTS OF THE REORGANIZATION

AT ENERSIS 4 i. Impacts on EBITDA

DRAFT—PRELIMINARY VERSION

Impact on EBITDA based on ENI estimates

IMTrust | CREDICORP capital

Considerations and Assumptions

- ENI has estimated a series of business efficiencies for the following years:
  - Efficiencies in operating costs
  - Efficiencies in staff & services (S & S) expenses
  - Cash pooling (centralization of cash)
  - Taxes
- This assessment assumes that the efficiencies that could ensue from and be directly attributable to the reorganization would be as follows:
  - Staff & services (S & S) Expenses ENI Chile (it is assumed that the efficiencies occur at the ENI Chile holding company)
  - Staff & services (S & S) expenses at ENI Americas Holding Company

Potential Business Efficiencies According to ENI in the Fiscal Year (Millions of US$)[(1)]

(Values estimated by the Company before taxes)

	ENI Chile	ENI Américas
Operating costs	50	143
Holding Companies' S & S Expenses	13	5
Operators' S & S Expenses	0	57
Cash pooling and FE	N/A	15
Taxes	N/A	30
Total	**63**	**250**

- To estimate the impact on EBITDA attributable to the Reorganization, the only matter considered is the cost savings on staff & services for ENI Chile and ENI Americas Holding Company

- We understand that the rest of the efficiencies could be achievable but do not directly depend on the Reorganization

ENI Chile: Payroll and Projected Staff & Services (S & S) Expenses


OPEX S&S externo (USD mm)
OPEX S&S interno (USD mm)
Plantilla S&S (personas)
474
484
431
419
411
102
100
100
94
93
2015E
2016E
2017E
2018E
2019E

ENI Américas Holding Company: Payroll and Projected Staff & Services (S & S) Expenses


OPEX S&S externo (USD mm)
OPEX S&S interno (USD mm)
Plantilla S&S (personas)
84
67
51
51
51
14
14
11
9
10
2015E
2016E
2017E
2018E
2019E

Source: Enersis

(1) Comparison of data of the year 2019 with regard to data of the year 2014 (base and homogeneous exchange rate 2014)

(2) Percentage of efficiencies assumed as a direct impact of the Reorganization

Strictly Private and Confidential 28

DRAFT—PRELIMINARY VERSION

Impact on EBITDA for ENI Shareholders

Based on the efficiencies estimated by the Company with regards to staff & services expenses for ENI Chile and ENI Américas Holding Company, the net present value of said efficiencies for ENI shareholders would be US$101 million Efficiencies Due to Staff & Services Expenses (Millions of US$) According to ENI Projections Adjusted by Tax(1) ENI Chile(2) ENI Américas Holding Fiscal year assumed 7 7 6 4 3 3 2 2 1 0 2016E 2017E 2018E 2019E 2020E Net Present Value (NPV) of Efficiencies in Staff & Services (Millions of US$) VPN (millions of US$) Sensitivity to Changes in the WACCs ENI Americas WACC USD + 8.83% ENI Chile WACC USD + 7.74% WACC ENI Chile 6.74% 7.24% 7.74% 8.24% 8.74% ENI Chile ENI Américas Holding 77 101 7.83% 117 110 105 100 95 18 26 Américas 8.33% 115 109 103 98 93 8.83% 114 107 101 96 91 58 ENI 24 75 9.33% 112 105 100 94 90 17 7 WACC 9.83% 111 104 98 93 89 Present value savings Net present value Present value perpetuity             2016-2020 Source: Enersis, Bloomberg and IM Trust (1) Yearly savings in fiscal year (year 2019) in comparison with data of the year 2015 (base and homogeneous 2014 exchange rate). Values adjusted according to Chile’s tax rules (2) It is assumed that the efficiencies are received at ENI Chile holding company Strictly Private and Confidential 29

DRAFT—PRELIMINARY VERSION

CASH FLOW IMPACTS OF THE REORGANIZATION

AT ENERSIS 4 ii. Tax Impact

DRAFT—PRELIMINARY VERSION

IMTrust | CREDICORP capital

Framework Regarding the Tax Impact of the Reorganization, According to ENI

Framework of tax impacts as a result of the Reorganization, identified by the Company:

3. **Tax efficiency due to the reorganization at ENI Américas:** Elimination of restrictions on the use of credits for taxes paid outside Chile
4. **Efficiency in keeping tax accounting in foreign currency at ENI Americas**: Marginal tax credit savings over the current situation, which is subject to monetary correction, which is subject to exchange-rate volatility scenarios
5. **Possible eligibility and opting for a Platform CCorporation regime by ENI Américas**

Timeline:

- T (year 2016) Reorganization Division + Merger
- T + 5 years T (year 2021)
- T + 10 years T (year 2026)
- T + 15 years T (year 2031)

1. **Tax cost by division in EOC and Chilectra** Taxes in Peru and Argentina
2. **Badwill by absorption of Chilectra Americas incurred at ENI Americas**

Legend: Impacts on EOC and Chilectra; Impacts on ENI Américas

- For the purposes of this assessment , two scenarios are considered:
  - Scenario that considers Effects 1, 2, and 3
  - Scenario that considers Effect 4, in addition to Effects 1, 2 and 3
- Effect 4 is subject to Chile's Internal Revenue Service authorizing ENI Américas to maintain tax accounting in foreign currency, and the benefits of said Effect 4 (marginal savings over the current situation—tax accounting in Chilean pesos) would be subject to volatility of exchange rate scenarios
- In either scenario, Effect 5's impact on the possible eligibility for and acceptance by ENI Américas of a platform corporation regime is not considered

Source: ENI

Strictly Private and Confidential 31

DRAFT—PRELIMINARY VERSION

Tax Impact of the Reorganization for ENI Shareholders

The net present value of the tax impact for ENI shareholders would be between US$65 and US$374 million with a payback period of between 5 and 7 years

Tax effect for ENI shareholders(1) (millions of US$) Net present value (NPV) of the tax effect (millions of US$) Tax efficiency due to ENI Americas WACC USD 106 reorganization in ENI + 8.83% 48 Américas(2) 167 11 16 15 10 Scenario 47 Impact per division in with tax Chilectra(3) 65 accounting -194 in pesos for -102 Impact per division in ENI Américas -48 EOC(3) -242 Present Valor presente value cash-flows f ujos Present value Net 2016-2020 perpetuity present value 2016 2017 2018 2019 2020 106 Tax efficiency due to ENI Americas WACC USD reorganization in ENI + 8.83% 48 55 46 52 Américas(2) Scenario 11 398 47 374 with tax Impact per division in accounting Chilectra(3) -194 in foreign Impact per division in currency for -48 EOC(3) ENI Américas -23 -242 Present Valor value presente cash-flows f ujos Present value Net 2016 2017 2018 2019 2020 2016-2020 perpetuity present value             Source: Enersis (1) Calculations based on estimates provided by the Company. The effects correspond to the tax impacts proportional to ENI shareholder participation in vehicles where said effects would be generated (2) Net impact of badwill due to absorption of Chilectra Américas (3) For the estimation of tax costs by division in Peru and Argentina, the equity value of the respective companies in Peru and Argentina was used, according to valuations estimated in this report Strictly Private and Confidential 32

DRAFT—PRELIMINARY VERSION

CASH FLOW IMPACTS OF THE REORGANIZATION

AT ENERSIS 4 iii. Transaction Costs (one-off)

DRAFT—PRELIMINARY VERSION

Transaction Costs (one-off)

Based on of the budget estimated by the Company, the present cost of the transaction (one-off costs) for ENI shareholders would be US$33 million

Considerations and Assumptions Transaction Costs Budgeted by ENI (Millions of US$) Management Necessary Optional Total • Transaction costs shown have been estimated by ENI Banks 9.6 1.9 11.5 • This budget assumes that it is not necessary to engage in liability Administration 10.6 0.0 10.6 management processes or request amendments as a result of the Reorganization Investor relations 4.7 0.6 5.4 Finances 0.1 4.4 4.5 Legal 3.2 0.7 3.9 Comunications 0.6 2.6 3.2 ICT 1.0 0.0 1.0 Human resources 0.3 0.0 0.3 Taxation 0.2 0.0 0.2 Total 30.4 10.2 40.6 Present Cost According to Shareholders of Each Company (Millions of Breakdown of Total Transaction Costs (Millions of US$) US$)(1) Chilectra Incurred curridos in en ENI ENI Incurred curridos in en EOC EOC Incurred Incur idos in Chilectra en Chilectra 3 33 3 11 = USD 41 million ENI 18 EOC 20 18 20 3 ENI EOC Chilectra             Source: Enersis (1) Proportional current cost according to participation in each company in which costs are incurred Strictly Private and Confidential 34

DRAFT—PRELIMINARY VERSION

CASH FLOW IMPACTS OF THE REORGANIZATION

AT ENERSIS 4 iv. Summary

DRAFT—PRELIMINARY VERSION

Impact on Cash Flow for ENI Shareholders

IMTrust | CREDICORP capital

The net present value (NPV) on cash flow impacts for ENI shareholders would be ~US$288 million (2.2% of ENI market capitalization), and the NPV of the impacts over the next 5 years would have a negative value of ~US$72 million (–0.5% of ENI market capitalization)

Net present value on cash flow impacts for ENI shareholders (millions of US$)


101
220
-33
To be defined
288
EBITDA impact
Taxation impact (1)
Transaction cost
Debt cost
Impact on cash-flow
2.2% over ENI market capitalization

Present value in the 2016 to 2020 period of cash flow impacts for ENI shareholders (millions of $US)


24
-63
-33
To be defined
-72
EBITDA impact
Taxation impact (1)
Transaction cost
Debt cost
Impact on cash-flow
-0.5% over ENI market capitalization

(1) Uses the average of the tax impacts on ENI shareholders under a scenario with and without tax accounting in foreign currency for ENI Américas

Strictly Private and Confidential 36

DRAFT—PRELIMINARY VERSION

CONCLUSIONS 5

DRAFT—PRELIMINARY VERSION

Conclusions

IMTrust | CREDICORP capital

Business Model Considerations	• We understand that it is natural that the organizational structure model be a control tool of the controlling shareholder and industrialist • We don't see a predominant organizational model among the main integrated electric power companies (business, geographical, mixed, etc.) • Enel shows a preference for a business model that is organized mainly by geographical market • From the point of view of simplification and discount reduction, the division of Chile is understandable, but the rationale of keeping the rest of the countries grouped together is less self-evident • From the standpoint of market similarity and dynamics it could be logical to also separate Brazil or leave Chile, Peru and Colombia together

Differentiation of Business Models & Simplification of the Shareholder Structure	• The idea that the Reorganization could contribute to a reduction in ENI's holding company discount has been raised
	• According to preliminary estimates, ENI's holding company discount is 18%, which is in line with other Chilean holding companies
	• The main source of reduction of said discount could occur due to a possible revaluation of EOC Chile and Chilectra Chile when their status as pure-play operating companies in the Chilean Gx and Dx market, respectively, is reinforced
	• The savings space due to the revaluation of EOC Chile and Chilectra Chile would be subject to potential ENI Chile and ENI Américas discounts
	• Our preliminary estimate is that said space of savings (expressed as a reduction of ENI's holding company discount) could be as high as US$448 million, which mainly depends on the following considerations:
	    • That EOC Chile and Chilectra Chile come closer to the multiples of local comparable entities that have different growth rates and strategies
	    • That ENI Chile's holding company be very cost-effective and that cash flows from the subsidiaries be fully transferred to shareholders with an explicit dividend policy (such as IAM's)
	    • That ENI Américas' discount does not wind up being greater than ENI's current discount (18%)

Liquidity	• While ENI Americas, ENI Chile and EOC Chile would have a stock market capitalization and float lower than those of ENI and EOC, as the case may be, their size and level of float should be in the upper range for companies listed in Chile with levels of liquidity also in the upper range • Based on valuations of electric power utilities in LatAm, there is no evidence that the possible lower liquidity of the new corporations can necessarily generate a significant impact on their value
Cash Flow Factors	• Based on estimates and budgets prepared by ENI, and subject to the cost of debt impact assessment, the net present value (NPV) on cash flow impacts on ENI shareholders could be approximately US$288 million (2.2% of the market capitalization of ENI) • ~US$33 million in transaction costs, ~US$101 million in EBITDA impacts, and ~US$220 million in tax impact • The profile of said impacts shows an initial net cost (tax reorganization and transaction costs) offset by potential net benefits (tax efficiencies and holding company cost savings) to be received over time, which adds risk to the estimated NPV

Strictly Private and Confidential 38

DRAFT—PRELIMINARY VERSION

ATTACHMENTS 6

DRAFT—PRELIMINARY VERSION

Difference in Valuation by Multiples Between ENI and EOC

1

2015E EV/EBITDA of Gx and Dx companies 2015E EBITDA proportional distribution ENI EOC 10.1x 10.5x 13% 17% 7.1x 12% 6.2x 34% 58% EOC has greater presence that ENI in 9.1x 22% 11% markets that traded 6.2x (1) 7% with higher 6% 20% 5.1x multiples 7.2x Gx Dx 52% 2.9x 48% Gx 6.0x Dx 95% 5% Gx Dx Takes into account the median of the selection made 2 ENI Holding Company Discount (millions of US$) EOC Holding Company Discount (millions of US$) 16,086 2,892 ENI has a greater 13,194 11,971 1,399 18% 10,573 holding company 12% discount than EOC Valuation per Implicit Market Valuation per Implicit Market multiples discount capitalization multiples discount capitalization             USDCLP exchange rate assumed to be 682.4 Source: Enersis and Capital IQ. Data as of October 21, 2015 (1) Considering that there are no listed companies in Colombia devoted solely to distribution, Peru’s multiples were assumed for the valuation of distribution assets in Colombia Strictly Private and Confidential 40

DRAFT—PRELIMINARY VERSION

Breakdown of the Value of ENI, EOC and Chilectra According to the Valuation Methodology Used

ENI EOC Chilectra 1.6% 0.4% 1.0% 0.8% 4.0% 8.6% 2.8% 4.0% 9.8% 10.2% 16.0% 10.3% 5.2% 3.6% 11.7% 4.5% 20.3% 13.9% 13.4% 2.8% 7.7% Total equity Total equity Total equity USD 16,086 mm USD 11,971 mm USD 4,026 mm 4.4% 79.7% 86.1% 86.6% 49.6% 67.7% 73.4% Valuation by market multiples Valuation according to market capitalization Company ENI EOC Chilectra Participation(2) Participation(2) Participation(2) Companies Valued Endesa Costanera 45.4% 75.7% 0.0% According to their Market Coelce 64.9% 21.9% 6.6% Capitalization(1) Ampla Energía 92.0% 17.4% 36.6% Edegel 58.6% 62.5% 0.0% Edelnor 75.5% 0.0% 15.6%             (1) Empresa Eléctrica Pehuenche not was valued according to its market capitalization, given the low liquidity of said company (2) Considers direct and indirect participation

DRAFT—PRELIMINARY VERSION

ENI: Evolution of the EBITDA and Growth Plan by Country

In the last five years, the participation of Chile in the consolidated EBITDA has declined by ~10%, giving space mainly to Colombia and Peru, having a volatility in EBITDA greater than the rest of the countries together

EBITDA Breakdown by Country (Millions of US$) EBITDA Variation and Volatility by Country Chile Otros Total Chile Brasil Colombia Perú Argentina 2010 2011 2012 2013 2014 4,433 4,401 4,548 22.7% 15.6% 13.6% 167 72 4,023— 412 4,034 2.4% 1.3% 2.4% 2.2% 0.5% 384 483 557 43 482 573 -2.9% -8.3% -5.9% -8.4% -12.5% 1,125 1,119 -22.6% -33.8% 1.399 1,423 1,457 Volatility 40.7% 1,336 1,413 12.2% 9.9% 9.0% 1.277 1,113 5.3% 4.4% 1,045 1,422 1,314 1,042 Chile Otros Brasil Colombia Perú Argentina 864 917 2010 2011 2012 2013 2014 EBITDA Breakdown by country, Years 2010 and 2014 Historical CAPEX Breakdown (Millions of US$) Chile Brasil Colombia Perú Argentina CAC (%) Chile 4.8% Chile Otros 3.8% 1.1% Otros 12.7% 8.7% 14.2% 1,564 22.7% 1,092 1,195 1,306 32.1% Year 2010 Year 2014 302 258 259 347 25.4% 36.1% 2011 2012 2013 2014 25.9% 22% 18% 17% 18% 30.1% 78% 82% 83% 82%             Source: Presentations of Enersis results, briefs and projections Strictly Private and Confidential 42

DRAFT—PRELIMINARY VERSION

Deviation Between the Reported and Market-Estimated Results(1)

During the last 5 years, ENI and EOC have shown a deviation between reported and online-market-estimated results, and in some cases lower, with respect to the deviation of other power companies in Chile ENI: Deviation Between Reported and Analyst-Estimated Results EOC: Deviation Between Reported and Analyst-Estimated Results % Dev. EBITDA % Dev. Desv. Earnings Utilidad % Dev. EBITDA % Dev. Desv. Earnings Utilidad Q1 2010 Q1 2011 Q1 2012 Q1 2013 Q1 2014 Q1 2015 Q1 2010 Q1 2011 Q1 2012 Q1 2013 Q1 2014 Q1 2015 60% 60% 30% 30% 10% 10% 0% 0% -10% -10% -30% -30% -60% -60% EBITDA Deviation and Volatility by Company(2) Earnings Deviation and Volatility by Company(2) Volatility 18% 6% 7% 622% 18% 11% Volatility 16% 12% 33% 210% 289% 15% 83.8% 22.1% 41.7% 7.5% 8.7% 26.1% 5.8% 6.6% 17.5% 12.7% 1.4% 8.0% ENI EOC AES Gener Colbún E.CL Aguas Andinas ENI EOC AES Gener Colbún E.CL Aguas             Andinas (1) The deviations that are displayed are calculated as the ratio between the reported result and the result estimated by analysts each quarter (2) The graph shows the median quarterly deviations in absolute terms since 2010 for each company Source: Bloomberg

DRAFT—PRELIMINARY VERSION

Tax Impact of the Reorganization for ENI Shareholders

The present net value of the tax impacts on EOC shareholders would be in a range of US$(-126 million) and 12 million

Tax effect for EOC shareholders[1] (millions of US$)

Net present value (NPV) of the tax effect (millions of US$)

Scenario with tax accounting in pesos for ENI Américas



99
22
78
7
7
5
-324
-324
2016
2017
2018
2019
2020
Tax efficiency due to reorganization in ENI Américas(2)
Impact per division in EOC(3)



ENI Americas WACC USD
+ 8.83%
75
-201
-126
Present value cash-flov
2016-2020
Present value perpetuity
Net present value

Scenario with tax accounting in foreign currency for ENI Américas



99
22
78
25
20
23
-324
-324
2016
2017
2018
2019
2020
Tax efficiency due to reorganization in ENI Américas(2)
Impact per division in EOC(3)



ENI Americas WACC USD
+ 8.83%
177
12
-165
Present value cash-flows
2016-2020
Present value perpetuity
Net present value

Source: Enersis

(1) Calculations based on estimates provided by the Company. The effects correspond to the tax impacts proportional to EOC shareholder participation in vehicles where said effects would be generated

(2) Net impact of badwill due to absorption of Chilectra Américas

(3) For the estimation of tax costs by division in Peru and Argentina, the equity value of the respective companies in Peru and Argentina was used, according to valuations estimated in this report

Strictly Private and Confidential 44

DRAFT—PRELIMINARY VERSION

Tax Impact of the Reorganization on Chilectra Shareholders

IMTrust | CREDICORP capital

The present net value of the tax impacts on Chilectra shareholders would be between US$(-6 million) and 31 million

Tax effect for EOC shareholders[1] (millions of US$) | **Net present value (NPV) of the tax effect (millions of US$)**

Scenario with tax accounting in pesos for ENI Américas


17
6
12
2
2
1
-48
-48
2016
2017
2018
2019
2020
Tax efficiency due to reorganization in ENI Américas[2]
Impact per division in Chilectra[3]


ENI Americas WACC USD + 8.83%
20
-26
-6
Present value cash-flows 2016-2020
Present value perpetuity
Net present value

Scenario with tax accounting in foreign currency for ENI Américas


17
6
12
7
5
6
-48
-48
2016
2017
2018
2019
2020
Tax efficiency due to reorganization in ENI Américas[2]
Impact per division in Chilectra[3]


ENI Americas WACC USD + 8.83%
48
31
-16
Present value cash-flows 2016-2020
Present value perpetuity
Net present value

Source: Enersis

(1) Calculations based on estimates provided by the Company. The effects correspond to the tax impacts proportional to Chilectra shareholder participation in vehicles where said effects would be generated

(2) Net impact of badwill due to absorption of Chilectra Américas

(3) For the estimation of tax costs by division in Peru and Argentina, the equity value of the respective companies in Peru and Argentina was used, according to valuations estimated in this report

Strictly Private and Confidential 45

DRAFT—PRELIMINARY VERSION

Trading Multiples of Companies in the Electric Power Sector (1/4)

IMTrust | CREDICORP capital

	Company	Country	Market Cap USD mm	Entreprise Value USD mm	EV / EBITDA UDM	EV / EBITDA 2015E	EV / EBITDA 2016E	EV / Sales UDM	EV / Sales 2015E	EV / Sales 2016E	Price / Earnings UDM	Price / Earnings 2015E	Price / Earnings 2016E	B / L
Generation														
Argentina	Endesa Costanera SA	Argentina	131	193	4.3 x	NA	NA	1.5 x	NA	NA	1.4 x	NA	NA	2.2 x
Argentina	Capex S.A.	Argentina	151	358	4.3 x	NA	NA	2.5 x	NA	NA	113.8 x	NA	NA	1.4 x
Argentina	YPF	Argentina	10,058	15,861	3.4 x	3.3 x	3.3 x	1.0 x	1.0 x	0.8 x	10.3 x	11.6 x	8.4 x	1.2 x
Argentina	Petrobras Argentina	Argentina	1,460	1,660	4.1 x	2.5 x	1.9 x	0.7 x	0.7 x	0.6 x	18.2 x	6.6 x	5.8 x	1.1 x
	Promedio				4.0x	2.9x	2.6x	1.4x	0.8x	0.7x	35.9x	9.1x	7.1x	1.4x
	Mediana				4.2x	2.9x	2.6x	1.2x	0.8x	0.7x	14.2x	9.1x	7.1x	1.3x
Brasil	AES Tietê	Brazil	1,397	1,729	12.3 x	5.1 x	6.2 x	2.2 x	2.6 x	4.0 x	34.2 x	8.0 x	10.2 x	3.5 x
Brasil	CESP - Companhia Energética de São Paulo	Brazil	1,357	1,362	2.0 x	4.1 x	8.0 x	1.5 x	2.4 x	4.3 x	NA	6.6 x	13.5 x	0.7 x
Brasil	Tractebel Energia	Brazil	5,587	6,229	7.6 x	9.6 x	6.8 x	3.7 x	3.8 x	3.7 x	14.0 x	19.7 x	12.1 x	3.6 x
	Promedio				7.3x	6.3x	7.0x	2.5x	2.9x	4.0x	24.1x	11.4x	12.0x	2.6x
	Mediana				7.6x	5.1x	6.8x	2.2x	2.6x	4.0x	24.1x	8.0x	12.1x	3.5x
Chile	Endesa Chile	Chile	10,344	14,335	8.8 x	9.5 x	8.2 x	3.9 x	4.3 x	4.2 x	21,3 x	17.6 x	13.2 x	2.7 x
Chile	AES Gener	Chile	4,097	7,285	11.1 x	11.7 x	10.9 x	3.6 x	3.5 x	3.4 x	23.9 x	19.3 x	18.1 x	1.8 x
Chile	Colbún	Chile	4,792	5,604	15.4 x	10.6 x	9.3 x	4.5 x	4.3 x	4.1 x	NA	21.4 x	16.8 x	1.4 x
Chile	E-CL	Chile	1,521	2,067	7.1 x	6.7 x	6.5 x	1.9 x	1.9 x	1.8 x	18.2 x	16.7 x	21.2 x	0.9 x
	Promedio				10.6x	9.7x	8.7x	3.5x	3.5x	3.4x	21.2x	18.7x	17.4x	1.7x
	Mediana				9.9x	10.1x	8.8x	3.7x	3.9x	3.8x	21.3x	18.4x	17.5x	1.6x
Col.	Isagen	Colombia	2,729	3,857	11.0 x	9.1 x	9.6 x	4.6 x	4.4 x	4.3 x	NA	17.6 x	19.2 x	2.4 x
	Promedio				11.0x	9.1x	9.6x	4.6x	4.4x	4.3x	NA	17.6x	19.2x	2.4x
	Mediana				11.0x	9.1x	9.6x	4.6x	4.4x	4.3x	NA	17.6x	19.2x	2.4x
Per.	Edegel	Peru	1,978	2,204	7.7 x	NA	NA	4.2 x	NA	NA	12.1 x	12.3 x	NA	2.5 x
Per.	EnerSur	Peru	1,361	2,191	7.2 x	7.1 x	6.3 x	3.4 x	3.4 x	3.0 x	7.1 x	10.0 x	9.2 x	1.7 x
	Promedio				7.5x	7.1x	6.3x	3.8x	3.4x	3.0x	9.6x	11.2x	9.2x	2.1x
	Mediana				7.5x	7.1x	6.3x	3.8x	3.4x	3.0x	9.6x	11.2x	9.2x	2.1x

Source: Capital IQ, financial statements of the companies and IM Trust. Data as of October 21, 2015

Strictly Private and Confidential 46

DRAFT—PRELIMINARY VERSION

Trading Multiples of Companies in the Electric Power Sector (2/4)

IMTrust | CREDICORP capital

	Company	Country	Market Cap	Entreprise Value	EV / EBITDA			EV / Sales			Price / Earnings			B / L
			USD mm	USD mm	UDM	2015E	2016E	UDM	2015E	2016E	UDM	2015E	2016E	
Distribution														
Arg.	Edenor	Argentina	825	973	6.4 x	6.0 x	5.7 x	2.5 x	2.7 x	1.2 x	11.7 x	10.3 x	7.1 x	7.0 x
	Promedio				6.4x	6.0x	5.7x	2.5x	2.7x	1.2x	11.7x	10.3x	7.1x	7.0x
	Mediana				6.4x	6.0x	5.7x	2.5x	2.7x	1.2x	11.7x	10.3x	7.1x	7.0x
Brasil	Ampla	Brazil	943	1,512	7.2 x	NA	NA	1.2 x	NA	NA	15.6 x	NA	NA	1.4 x
Brasil	Companhia Energética do Ceará - Coelce	Brazil	755	1,046	4.4 x	NA	NA	1.0 x	NA	NA	7.8 x	NA	NA	1.5 x
Brasil	Eletropaulo Metropolitana Eletricidade de São Paulo S.A.	Brazil	430	971	2.5 x	4.9 x	4.4 x	0.3 x	0.4 x	0.4 x	3.4 x	7.8 x	6.2 x	0.6 x
Brasil	Equatorial Energia S.A.	Brazil	1,754	2,317	5.7 x	10.9 x	9.1 x	1.2 x	1.8 x	1.6 x	4.8 x	22.0 x	11.8 x	2.0 x
Brasil	Light SA	Brazil	655	2,487	5.3 x	7.2 x	5.6 x	0.9 x	0.9 x	1.0 x	4.8 x	7.5 x	6.6 x	0.7 x
	Promedio				5.0x	7.7x	6.4x	0.9x	1.0x	1.0x	7.3x	12.4x	8.2x	1.3x
	Mediana				5.3x	7.2x	5.6x	1.0x	0.9x	1.0x	4.8x	7.8x	6.6x	1.4x
Ch.	Chilectra S.A.	Chile	3,216	3,162	9.1 x	NA	NA	1.8 x	NA	NA	11.9 x	NA	NA	1.7 x
Ch.	Aguas Andinas S.A.	Chile	3,167	4,341	10.8 x	11.0 x	10.6 x	6.5 x	6.7 x	6.5 x	17.4 x	17.1 x	16.2 x	3.6 x
	Promedio				9.9x	11.0x	10.6x	4.2x	6.7x	6.5x	14.6x	17.1x	16.2x	2.7x
	Mediana				9.9x	11.0x	10.6x	4.2x	6.7x	6.5x	14.6x	17.1x	16.2x	2.7x
Col.	Promigas S.A. E.S.P.	Colombia	1,948	2,800	15.0 x	NA	NA	4.2 x	NA	NA	16.2 x	NA	NA	2.4 x
	Promedio				15.0x	NA	NA	4.2x	NA	NA	16.2x	NA	NA	2.4x
	Mediana				15.0x	NA	NA	4.2x	NA	NA	16.2x	NA	NA	2.4x
Per.	Luz del Sur S.A.A.	Peru	1,428	1,873	9.1 x	NA	NA	2.2 x	NA	NA	10.6 x	NA	NA	2.5 x
Per.	Empresa De Distribucion Electrica De Lima Norte S.a.a.	Peru	920	1,305	6.9 x	6.2 x	5,9 x	1.7 x	1.6 x	1.6 x	10.1 x	9.1 x	8.6 x	2.2 x
	Promedio				8.0x	6.2x	5,9x	2.0x	1.6x	1.6x	10.4x	9.1x	8.6x	2.4x
	Mediana				8.0x	6,2x	5.9x	2.0x	1.6x	1.6x	10.4x	9.1x	8.6x	2.4x

Source: Capital IQ, financial statements of the companies and IM Trust. Data as of October 21, 2015

(1) Considering that there are no listed companies in Colombia devoted solely to distribution, Peru's multiples were considered or the valuation of distribution assets in Colombia.

Strictly Private and Confidential 47

DRAFT—PRELIMINARY VERSION

Trading Multiples of Companies in the Electric Power Sector (3/4)

IMTrust | CREDICORP capital

	Company	Country	Market Cap	Entreprise Value	EV / EBITDA			EV / Sales			Price / Earnings			B / L
			USD mm	USD mm	UDM	2015E	2016E	UDM	2015E	2016E	UDM	2015E	2016E	
Transmission														
Arg.	Compania de Transporte de Energia	Argentina	247	330	8.7 x	5.1 x	4.4 x	1.9 x	2.0 x	1.6 x	8.8 x	22.0 x	17.3 x	3.2 x
	Promedio				8.7x	5.1x	4.4x	1.9x	2.0x	1.6x	8.8x	22.0x	17.3x	3.2x
	Mediana				8.7x	5.1x	4.4x	1.9x	2.0x	1.6x	8.8x	22.0x	17.3x	3.2x
Bra.	CTEEP	Brazil	1,601	1,797	14.5 x	17.9 x	13.0 x	6.0 x	7.5 x	5.1 x	17.7 x	17.6 x	11.4 x	1.2 x
Bra.	Transmissora Aliança de Energia Elétrica S.A.	Brazil	1,709	2,538	5.6 x	7.8 x	8.2 x	5.9 x	6.9 x	7.1 x	5.8 x	7.2 x	7.7 x	1.5 x
Bra.	Alupar Investimento S.A.	Brazil	780	2,097	7.2 x	7.9 x	6.7 x	5.5 x	5.8 x	5.3 x	9.2 x	13.9 x	10.0 x	1.2 x
	Promedio				9.1x	11.2x	9.3x	5.8x	6.7x	5.8x	10.9x	12.9x	9.7x	1.3x
	Mediana				7.2x	7.9x	8.2x	5.9x	6.9x	5.3x	9.2x	13.9x	10.0x	1.2x
MILA	Interconexión Eléctrica S.A. E.S.P.	Colombia	2,507	6,476	8.1 x	8.1 x	8.7 x	4.5 x	4.5 x	4.7 x	NA	12.8 x	9.3 x	1.1 x
	Promedio				8.1x	8.1x	8.7x	4.5x	4.5x	4.7x	NA	12.8x	9.3x	1.1x
	Mediana				8.1x	8.1x	8.7x	4.5x	4.5x	4.7x	NA	12.8x	9.3x	1.1x
Gas transportation														
Tx Gas	Ecopetrol SA	Colombia	19,018	31,982	5.2 x	5.2 x	4.4 x	1.6 x	1.7 x	1.5 x	NA	15.3 x	9.7 x	1.2 x
Tx Gas	Petróleo Brasileiro S.A. - Petrobras	Brazil	29,870	112,390	5.7 x	5.4 x	5.1 x	1.4 x	1.3 x	1.2 x	NA	9.8 x	6.0 x	0.4 x
Tx Gas	Companhia de Gás de São Paulo - COMGÁS	Brazil	1,286	1,807	5.2 x	4.8 x	4.4 x	1.1 x	1.0 x	1.0 x	8.9 x	11.1 x	8.1 x	1.7 x
	Promedio				5.4x	5.1x	4.6x	1.3x	1.3x	1.2x	8.9x	12.1x	7.9x	1.1x
	Mediana				5.2x	5.2x	4.4x	1.4x	1.3x	1.2x	8.9x	11.1x	8.1x	1.2x

Source: Capital IQ, financial statements of the companies and IM Trust. Data as of October 21, 2015

Strictly Private and Confidential 48

DRAFT—PRELIMINARY VERSION

Trading Multiples of Companies in the Electric Power Sector (4/4)

IMTrust | CREDICORP capital

	Company	Country	Market Cap	Entreprise Value	EV / EBITDA			EV / Sales			Price / Earnings			B / L
			USD mm	USD mm	UDM	2015E	2016E	UDM	2015E	2016E	UDM	2015E	2016E	
Integrated														
LatAm	Pampa Energia	Argentina	1,355	1,875	5.6 x	6.6 x	4.3 x	2.6 x	3.1 x	2.3 x	8.7 x	14.7 x	13.5 x	3.3 x
LatAm	Enersis	Chile	13,060	19,444	5.9 x	6.3 x	5.7 x	1.8 x	1.9 x	1.9 x	12.6 x	11.9 x	10.6 x	1.5 x
LatAm	CPFL	Brazil	3,855	8,289	8.4 x	9.8 x	8.3 x	1.6 x	1.8 x	1.7 x	17.2 x	17.4 x	13.4 x	2.1 x
LatAm	EDP (Brasil)	Brazil	1,384	3,048	6.7 x	6.0 x	6.0 x	1.3 x	1.2 x	1.1 x	4.2 x	11.9 x	10.6 x	1.0 x
LatAm	Eletrobras	Brazil	3,358	12,992	18.3 x	36.4 x	27.7 x	1.5 x	1.6 x	1.9 x	NA	NA	12.4 x	0.2 x
LatAm	CEMIG	Brazil	2,387	5,365	3.9 x	4.6 x	6.2 x	1.0 x	1.1 x	1.2 x	3.0 x	3.8 x	6.5 x	0.7 x
LatAm	COPEL	Brazil	1,915	3,460	5.2 x	6.6 x	5.0 x	0.9 x	0.9 x	0.9 x	7.8 x	7.2 x	5.4 x	0.5 x
LatAm	EEB	Colombia	5,269	7,544	22.3 x	9.2 x	10.7 x	8.6 x	5.0 x	7.4 x	18.8 x	21.0 x	11.1 x	1.7 x
LatAm	Celsia	Colombia	797	2,353	10.3 x	7.9 x	7.2 x	2.5 x	2.1 x	2.2 x	NA	54.0 x	13.5 x	0.7 x
	Promedio				9.6x	10.4x	9.0x	2.4x	2.1x	2.3x	10.4x	17.8x	10.8x	1.3x
	Mediana				6.7x	6.6x	6.2x	1.6x	1.8x	1.9x	8.7x	13.3x	11.1x	1.0x

Source: Capital IQ, financial statements of the companies and IM Trust. Data as of October 21, 2015

Strictly Private and Confidential 49

DRAFT—PRELIMINARY VERSION

View of EOC and Gx companies in Chile

In the context of a EOC revaluation event to Colbún and AES Gener levels, it is important to point out certain differences that could impact their valuations by multiples, including the rate of growth of the EBITDA and relative plans of expansion between companies

EBITDA UDM Growth (CAC %) Dividend yield

Endesa Chile Colbún AES Gener E.CL Endesa Chile Colbún AES Gener E.CL 63.4% 8% 45.8% 6% 36.5% 4% 25.3% 22.3% 18.2% 14.4% 2% 9.3% 11.4% 0.6% n.d. 6.4% 0% 5 5 years años 33 years años 11 year año 2011 2012 2013 2014 (1) Investment Plan Leverage (Jun. ‘15) Current MW in % growth Developing Company MW MW projects countries 148.0% Endesa Chile 15,722 550 3.5% 80.9% Colbún 3,278 554 16.9% 55.2% 43.5% AES Gener 5,057 1,256 24.8% E.CL 2,108 381 18.1% Endesa Chile Colbún AES Gener E.CL             (1) The leverage is calculated as the ratio between financial debt and the controlling equity as of June 30, 2015 Source: Financial statements and presentations by the companies, the Santiago Stock Exchange and IM Trust Strictly Private and Confidential 50

DRAFT—PRELIMINARY VERSION

Structure of the Reorganization

I Division of Enersis, Endesa Chile and Chilectra


Enel SpA
100.0%
Enel Iberoamérica
Enel Latinoamérica
2
60.6%
60.6%
Enersis Chile
Enersis Américas
99.1%
60.0%
1
99.1%
60.0%
Chilectra Chile
Endesa Chile
Chilectra Américas
Endesa Américas:

1. Division of assets outside Chile of Chilectra and Endesa Chile into new corporations called Chilectra Américas and Endesa Américas, respectively
2. Division of Enersis' Chilean assets into a new corporation to be called Enersis Chile

☐ New corporations originated by the Reorganization

II Merger of Endesa Américas and Chilectra Américas into Enersis Américas


Enel SpA
100.0%
Enel Iberoamérica
Enel Latinoamérica
60.6%
> 50.0%
Enersis Chile
Enersis Américas
Chilectra Américas
Endesa Américas:
Merger by absorption
99.1%
60.0%
Chilectra Chile
Endesa Chile

- Merger by absorption by Enersis Américas of corporations Chilectra Américas and Endesa Américas
- The estimated exchange relations for the merger shall be defined at the respective boards of shareholders that approve the Reorganization

Strictly Private and Confidential 51

DRAFT—PRELIMINARY VERSION Current Shareholder Structure of Enersis 60% 99% Latinoamérica exChile Chile 51% 51% 0.01% 60% 40% 4% 22% Fortaleza 22% CIEN 45% Costanera—Edelnor—Dock Sud 58% Celta 11% 11%—15% — 51% 45% 0,01% 39% 22% 4% Cachoeira 22% 10% Ampla 39% El Chocón—Codensa—Yacilec 58% Gas Atacama Dourada 11% 36%—9% — 30% 38% 22% 16% 46%—13% Coelce 0,3% Edesur 16% Emgesa—Cundinamarca—EEPSA 56% Pehuenche 22% 34%—4% — 21% 2% 37% Edegel 29% Transquillota — 55% 0.01% Central 27% Cemsa 31% Hidroeléctrica — de Aysen Symbols Ownership Propiedad( (1) ) ENI NI Operating Generation Distribution Ownership Propiedad (1) EOC OC Chile Chile 1) subsidiary Transmission Marketing Ownership Propiedad (1) Chilectra Chi ectra (1) Direct and indirect participation Strictly Private and Confidential 52

DRAFT—PRELIMINARY VERSION Santiago Office Avenida Apoquindo 3721, Piso 9 Las Condes 7550177 Chile +56 (2) 2450 1600